Exhibit 4.59

EXECUTION VERSION

EXCHANGE AGREEMENT

This Exchange Agreement (this “Agreement”), dated as of March 19, 2014, is entered into by and among Jazz Technologies, Inc., a Delaware corporation (the “Company”), the subsidiaries of the Company listed on Schedule A hereto (each a “Guarantor”), Tower Semiconductor Ltd., company formed under the laws of Israel (“Tower”), and each of the holders listed on the Schedule of Holders referred to below (each, a “Holder” and collectively, the “Participating Holders”).

RECITALS

A.           On July 15, 2010, the Company issued its 8% Senior Notes due 2015 in an initial aggregate original principal amount of $93,556,000 (such notes collectively, the “Existing Notes”); such Existing Notes being in the form of beneficial interests in a global note held by The Depository Trust Company (“DTC”) and governed by an indenture, dated as of July 15, 2010, among the Company, its domestic subsidiaries from time to time party thereto as guarantors, and U.S. Bank National Association, as trustee (such indenture, as the same has been modified or supplemented through the date hereof, the “Existing Indenture”).

B.            The Existing Notes were issued in exchange for previously outstanding notes of the Company in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”).  In January 2011, pursuant to an exchange offer registered under the Securities Act, the Company exchanged registered Existing Notes for then outstanding unregistered Existing Notes, the registered notes and unregistered notes representing the same debt, being issued under the same Existing Indenture and having substantially identical terms, except that transfer restrictions and registration rights applicable to the unregistered notes do not apply to the registered notes. Unless the context otherwise requires, as used herein the term “Existing Notes” includes both the unregistered Existing Notes and registered Existing Notes.  Each Holder is the beneficial owner of Existing Notes in the aggregate principal amount set forth opposite such Holder’s name beside the item “Existing Notes Principal Amount” on the Schedule of Holders (the “Schedule of Holders”) attached hereto as Exhibit A (the “Original Principal Amount”).

C.            The Company and the Participating Holders desire to enter into this Agreement, pursuant to which, among other things, on the Closing Date (as defined below), each Holder shall exchange Existing Notes in a principal amount equal to the Original Principal Amount for such Holder for newly-issued 8% senior notes due December 2018 issued by the Company (the “New Notes”) and guaranteed (the “Guarantees”), jointly and severally, by the Guarantors in the principal amount set forth beside the item “New Notes Principal Amount” opposite such Holder’s name on the Schedule of Holders (with respect to each Holder, the “Exchange Principal Amount”), . Pursuant to and subject to the terms and conditions of this Agreement, for each $1,000 Original Principal Amount exchanged, a Holder will be entitled to receive $1,083 in principal amount of New Notes (the “Exchange Rate”).

D.            The New Notes will be issued under and governed by an indenture, dated as of the Closing Date, among the Company, the guarantors from time to time party thereto, Tower and U.S. Bank National Association, as trustee, in the form attached hereto as Exhibit B (the “New Indenture”).  Under the New Indenture, the New Notes shall be convertible into Tower Common Stock (defined below) at an initial conversion rate equal to $1,000 divided by the greater of (i) $9.00 and (ii) (A) 120% of the Average Closing Price if such price is less than $9.00, (B) 115% of the Average Closing Price if such price is greater than or equal $9.00 and less than $12.00 and (C) 110% of the Average Closing Price if such price is greater than or equal to $12.00.

E.            On the date hereof, the Company is also entering into a Note Purchase Agreement with certain of the Participating Holders pursuant to which such Participating Holders will agree to purchase, and the Company will agree to issue and sell, New Notes for cash contemporaneous with the closing of the transactions contemplated hereby.

F.            The exchange of Existing Notes for New Notes by the Participating Holders on the terms set forth in this Agreement (the “Exchange”) is being made pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), Regulation D promulgated thereunder and Regulation S promulgated under the Securities Act.

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and undertakings set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.	Definitions. Unless the context otherwise requires, the following terms shall have the following meanings for all purposes of this Agreement:

“Action” has the meaning ascribed to it in Section 4(j).

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 144 under the Securities Act.  With respect to any Holder, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Holder will be deemed to be an Affiliate of such Holder.

“Agreement” has the meaning set forth in the preamble to this Agreement.

“Average Closing Price” means the average of the Closing Prices of the Tower Common Stock for the five trading days ending on the day immediately preceding the date of this Agreement.

“Business Day” means any day except Saturday, Sunday, any day which shall be a federal legal holiday in the United States and any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Closing” has the meaning ascribed to it in Section 3.

“Closing Date” has the meaning ascribed to it in Section 3

“Closing Price” means the closing sale price per share (or, if no closing sale price is reported, the average of the last bid and ask prices or, if more than one in either case, the average of the average last bid and the average last ask prices) of the Tower Common Stock on that date as reported in composite transactions on the Nasdaq Global Market.  The Closing Price will be determined without reference to extended or after hours trading.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the common stock, par value $0.0001 per share, of the Company.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Company” has the meaning set forth in the preamble to this Agreement.

“Company Disclosure Materials” shall have the meaning ascribed to it in Section 4(h).

“Company Material Adverse Effect” means (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document to which the Company or any Guarantor is a party, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s or any Guarantor’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document to which it is a party.

“Company Registration Rights Agreement” means the Registration Rights Agreement, dated as of the Closing Date, among the Company and the Participating Holders, in the form of Exhibit C attached hereto.

“Company SEC Reports” shall have the meaning ascribed to it in Section 4(h).

“Disclosure Schedules” means the Disclosure Schedules of the Company and Tower to this Agreement delivered concurrently herewith.

“DTC” has the meaning set forth in the “Recitals” section.

“Exchange” has the meaning set forth in the “Recitals” section.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Note Cash Payment” has the meaning ascribed to it in Section 2(a).

“Exchange Principal Amount” has the meaning set forth in the “Recitals” section.

“Exchange Rate” has the meaning set forth in the “Recitals” section.

“Existing Indenture” has the meaning set forth in the “Recitals” section.

“Existing Notes” has the meaning set forth in the “Recitals” section.

 “GAAP” has the meaning ascribed to it in Section 4(h).

“Guarantor” has the meaning set forth in the preamble to this Agreement.

“Holder” has the meaning set forth in the preamble to this Agreement.

“Intellectual Property Rights” has the meaning ascribed to it in Section 4(o).

“Investment Company Act” has the meaning ascribed to it in Section 4(u).

“Liens” means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Material Permits” has the meaning ascribed to it in Section 4(m).

“New Indenture” has the meaning set forth in the “Recitals” section.

“New Notes” has the meaning set forth in the “Recitals” section.

           “Original Principal Amount” has the meaning set forth in the “Recitals” section.

“Participating Holders” has the meaning set forth in the preamble to this Agreement.

“Person” means an individual, corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Registration Statement” means a registration statement meeting the requirements set forth in the Company Registration Rights Agreement or the Tower Registration Rights Agreement, as applicable.

“Required Approvals” shall have the meaning ascribed to such term in Section 4(e).

“Schedule of Holders” has the meaning set forth in the “Recitals” section.

“Securities” means the New Notes.

“Securities Act” has the meaning set forth in the “Recitals” section.

“Subsidiary” means, with respect to the Company or Tower, any subsidiary of such company as set forth on Schedule 4(a) for the Company or Schedule 5(a) for Tower.

“Tower” has the meaning set forth in the preamble to this Agreement.

“Tower Action” has the meaning ascribed to it in Section 5(j).

“Tower Common Stock” means the ordinary shares of Tower, par value NIS 15.00 per share, and any other class of securities into which such securities may hereafter be reclassified or changed into.

“Tower Common Stock Equivalents” means any securities of Tower or its Subsidiaries which would entitle the holder thereof to acquire at any time Tower Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Tower Common Stock.

“Tower Disclosure Materials” has the meaning ascribed to it in Section 5(h).

“Tower Intellectual Property Rights” has the meaning set forth in Section 5(o).

“Tower Material Adverse Effect” means (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document to which Tower is a party, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of Tower and its Subsidiaries, taken as a whole, or (iii) a material adverse effect on Tower’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document to which it is a party.

“Tower Material Permits” has the meaning ascribed to it in Section 5(m).

“Tower Required Approvals” has the meaning ascribed to it in Section 5(e).

“Tower Registration Rights Agreement” means the Registration Rights Agreement, dated as of the Closing Date, among Tower and the Participating Holders, in the form of Exhibit D attached hereto.

“Tower SEC Reports” has the meaning ascribed to it in Section 5(h).

 “Trading Market” means the following markets or exchanges on which the Tower Common Stock is listed or quoted for trading on the date in question:  the American Stock Exchange, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or the New York Stock Exchange.

“Transaction Documents” means this Agreement, the New Notes, the New Indenture, the Guarantees, the Company Registration Rights Agreement, the Tower Registration Rights Agreement, and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Underlying Tower Shares” means the Tower Common Stock issued or issuable upon conversion of the New Notes in accordance with the terms of the New Indenture.

2.	The Exchange.

(a)           Exchange of Existing Notes for New Notes. Subject to the satisfaction of the conditions set forth in Section 7 and Section 8 hereof, at the Closing (i) each Holder agrees, severally and not jointly, to take such action as is necessary to transfer and deliver to the Company by electronic delivery via Deposit/Withdrawal at Custodian the Existing Notes of such Holder in the Original Principal Amount for such Holder and (ii) the Company shall issue and deliver to each Holder New Notes in the Exchange Principal Amount for such Holder plus cash in immediately available funds for (x) any additional principal amount otherwise issuable at the Exchange Rate that would not be an integral multiple of $1,000 as set forth opposite such Holder’s name beside the item “Existing Notes Principal Amount” on the Schedule of Holders (the “Exchange Note Cash Payment”) and (y) the accrued and unpaid interest on the Existing Notes from the last date through which interest was paid to, but excluding the Closing Date. The Company shall deliver the New Notes by causing DTC to credit such securities to the account of each Holder’s DTC participant as set forth opposite such Holder’s name on the Schedule of Holders, or such other DTC account as a Holder may direct in writing sufficiently in advance of the Closing Date against delivery by such Holder of Existing Notes in the Original Principal Amount for such Holder.

(b)           Registration of New Notes. The New Notes will be evidenced by one or more global note certificates in definitive form, registered in the name of Cede & Co., as nominee of DTC, and bearing such legends as shall be required by the New Indenture.

(c)           Satisfaction of Existing Notes.  Each Holder acknowledges that upon receipt of such Holder’s Exchange Principal Amount, together with the Exchange Note Cash Payment and accrued and unpaid interest on the Existing Notes being exchanged payable to such Holder, the Company’s obligations to pay such Holder principal and interest on the Existing Notes so exchanged by such Holder shall be satisfied.

3.             Closing. The consummation of the transactions contemplated by this Agreement (the “Closing”) shall occur at 10:00 a.m. (New York City local time), on March 25, 2014, or at such other time and date as the parties agree upon, or, if the conditions to Closing set forth in Section 7 and Section 8  hereof (other than conditions that by their terms can only be satisfied on the Closing Date) have not been satisfied or waived by such date, then on the second Business Day after the last of such conditions to Closing has been satisfied or waived by the party entitled to waive the same or on any such other date as to which the parties mutually agree in writing (the “Closing Date”).

4.            Representations and Warranties of the Company and the Guarantors. Except as set forth under the corresponding section of the Disclosure Schedules, which Disclosure Schedules shall be deemed a part hereof and to qualify such corresponding representation or warranty otherwise made herein to the extent of such disclosure, the Company and the Guarantors, jointly and severally, hereby make the representations and warranties set forth below to each Holder:

(a)           Subsidiaries.  All of the direct and indirect ownership of any capital stock, or other equity interests owned or held in any Subsidiaries of the Company is set forth on Schedule 4(a).  Except as set forth on Schedule 4(a), the Company owns, directly or indirectly, all of the capital stock or other equity interests of each of its Subsidiaries free and clear of any Liens, and all the issued and outstanding shares of capital stock of each of its Subsidiaries are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

(b)           Organization and Qualification.  The Company and each of its Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.  No proceeding has been instituted for the dissolution of the Company or any of its Subsidiaries.  Neither the Company nor any of its Subsidiaries is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents.  Each of the Company and its Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in a Company Material Adverse Effect, and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(c)           Authorization; Enforcement.  The Company and each Guarantor has the requisite corporate or other power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery by the Company and each Guarantor of each of the Transaction Documents to which it is a party and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company or such Guarantor and no further action is required by the Company or any Guarantor or its respective board of directors (or similar governing body) or its stockholders or members in connection therewith.  Each Transaction Document to which the Company or any Guarantor is a party has been (or upon delivery will have been) duly executed by the Company and such Guarantor and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company and such Guarantor enforceable against the Company and such Guarantor in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.  On the Closing Date, the New Notes (including the related Guarantees) shall have been duly authorized by the Company and each of the Guarantors, as applicable, and, when duly executed, authenticated, issued and delivered as contemplated by and in accordance with the provisions of the New Indenture, will be duly and validly issued and outstanding and will constitute valid and binding obligations of the Company and such Guarantor enforceable against the Company and such Guarantor in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(d)           No Conflicts.  The execution, delivery and performance by the Company and each Guarantor of the Transaction Documents to which it is a party, the issuance and sale of the New Notes (including the related Guarantees) and the consummation by the Company and the Guarantors of the other transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any of its Subsidiaries, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or any of its Subsidiaries’ debt or otherwise) or other understanding to which the Company or any of its Subsidiaries is a party or by which any property or asset of the Company or any of its Subsidiaries is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or any of its Subsidiaries is subject (including U.S. federal and state securities laws and regulations), or by which any property or asset of the Company or any of its Subsidiaries is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Company Material Adverse Effect.

(e)           Filings, Consents and Approvals.  Other than as set forth on Schedule 4(e), neither the Company nor any Guarantor is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other U.S. federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company and each Guarantor of the Transaction Documents to which it is a party, other than (i) filings required pursuant to Section 7(g) of this Agreement, (ii) the filing with the Commission of the Registration Statement, (iii) the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws, and (iv) those made or obtained prior to Closing (collectively, the “Required Approvals”).

(f)            Issuance of the New Notes.  The New Notes are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents.

(g)           Capitalization.  The capitalization (including convertible debentures) of the Company as of one (1) Business Day prior to the date hereof is as set forth on Schedule 4(g).  No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents.  There are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents. The issuance and sale of the New Notes will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than Tower Common Stock to the Participating Holders converting the New Notes) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all U.S. federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities.  No further corporate approval or authorization of any stockholder, the Board of Directors of the Company or any Guarantor or others is required for the issuance and sale of the New Notes and the related Guarantees.  Except as disclosed on Schedule 4(g), there are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

(h)           SEC Reports; Financial Statements.  The Company’s reports, schedules, forms, statements and other documents filed by it under the Securities Act or the Exchange Act for the three years preceding the date hereof (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, “Company SEC Reports”; together with the Company Disclosure Schedules, the “Company Disclosure Materials”), when filed (or if amended or superseded by a filing prior to the date hereof, then on the date of such filing), complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the Company SEC Reports, when filed (or if amended or superseded by a filing prior to the date hereof, then on the date of such filing), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The financial statements of the Company included in the Company SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing (or if amended or superseded by a filing prior to the Closing Date, then on the date of such filing).  Such financial statements have been prepared in accordance with accounting principles generally accepted in the United States applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(i)            Material Changes; Undisclosed Events, Liabilities or Developments.  Since the date of the latest audited financial statements of the Company included in a report filed on Form 10-K and except as specifically disclosed in the Company Disclosure Materials, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Company Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice, (iii) the Company has not altered its method of accounting, and (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock.  The Company does not have pending before the Commission any request for confidential treatment of information.  Except for the entering into of this Agreement and the transactions contemplated hereby or as set forth in the Company Disclosure Materials, no event, liability or development has occurred or exists with respect to the Company or its Subsidiaries or their respective business, properties, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made that has not been publicly disclosed at least 1 Business Day prior to the date that this representation is made.

(j)            Litigation.  Except as set forth on Schedule 4(j) and in the Company Disclosure Materials, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any of its Subsidiaries or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (U.S. federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the New Notes (including the related Guarantees) or (ii) could have or reasonably be expected to result in a Company Material Adverse Effect.  Neither the Company nor any of its Subsidiaries, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under U.S. federal or state securities laws or a claim of breach of fiduciary duty.

(k)           Labor Relations.  No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company which could reasonably be expected to result in a Company Material Adverse Effect.  Except as disclosed on Schedule 4(k), none of the Company’s or its Subsidiaries’ employees is a member of a union that relates to such employee’s relationship with the Company, and neither the Company or any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees are good.  No executive officer of the Company, to the knowledge of the Company, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant, and, to the knowledge of the Company, the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters.  The Company and its Subsidiaries are, to their knowledge, in compliance with all, U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.  Severance pay, if any, due to the Company’s employees is fully funded or provided for in accordance with GAAP, consistently applied.

(l)            Compliance.  Except as set forth in the Company Disclosure Materials, neither the Company nor any of its Subsidiaries (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any of its Subsidiaries under), nor has the Company or any of its Subsidiaries received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, (iii) is in violation of its charter or bylaws or similar organizational document or (iv) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, U.S. federal, state and local laws applicable to its business and all such laws that affect the environment, except, in the cases of clauses (i), (ii) and (iv) above, as could not have or reasonably be expected to result in a Company Material Adverse Effect.

(m)          Regulatory Permits.  The Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate U.S. federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the Company Disclosure Materials, except where the failure to possess such permits could not have or reasonably be expected to result in a Company Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(n)           Title to Assets.  Except as set forth on Schedule 4(n), the Company and its Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to the business of the Company and its Subsidiaries and good and marketable title in all personal property owned by them that is material to the business of the Company and its Subsidiaries, in each case free and clear of all Liens, except for Liens that do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries and Liens for the payment of U.S. federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties.  Any real property and facilities held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and its Subsidiaries are in compliance.

(o)           Patents and Trademarks.  To the knowledge of the Company, the Company and its Subsidiaries own, or have legally enforceable rights to use, all patents, patent rights, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, mask works, trade secrets, inventions, know-how, licenses and other similar rights necessary or material for use in connection with their respective businesses as described in the Company Disclosure Materials and which the failure to so have could have a Company Material Adverse Effect (collectively, the “Intellectual Property Rights”).  Except as set forth on Schedule 4(o), neither the Company nor any of its Subsidiaries has received a written notice that has not been revoked or has knowledge that the Intellectual Property Rights used by the Company or any of its Subsidiaries violates or infringes, or allegedly violates or allegedly infringes, upon the rights of any Person.  To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.  The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all Intellectual Property Rights, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

(p)           Insurance.  The Company and its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and its Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage.  To the best knowledge of the Company, such insurance contracts and policies are accurate and complete.  Neither the Company nor any of its Subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(q)           Transactions with Affiliates and Employees.  Except as set forth on Schedule 4(q) and in the Company Disclosure Materials, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $120,000 other than (i) for payment of salary, director fees or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) for other employee benefits, including reasonable severance pay plans of the Company or bonuses.  Except as described above or in the Company Disclosure Materials, none of the officers, directors or, to the best of the Company’s knowledge, key employees or stockholders of the Company or any members of their immediate families, are indebted to the Company or any of its Subsidiaries, individually in excess of $120,000.  Except as set forth in the Company Disclosure Materials, neither the Company nor any of its Subsidiaries is a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

(r)            Sarbanes-Oxley; Internal Accounting Controls.  The Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the Closing Date.  The Company and its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms.  The Company’s certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures as of the end of the period covered by the Company’s most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”).  The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date.  Since the Evaluation Date, there have been no changes in the Company’s internal control over financial reporting (as such term is defined in the Exchange Act) that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting, and no significant deficiencies or material weaknesses in internal controls over financial reporting, or other factors that could significantly affect the Company’s internal controls over financial reporting, have been identified.

(s)           Certain Fees.  Except as disclosed on Schedule 4(s), no brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents.  Except for fees incurred by or on behalf of such Holder, no Holder shall have any obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees as contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

(t)            Private Placement. Assuming the accuracy of each Holder’s representations and warranties set forth in Section 6, no registration under the Securities Act is required for the offer and sale of the New Notes by the Company and the related Guarantees by the Guarantors to the Participating Holders as contemplated hereby.

(u)           Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities and consummation of the Exchange, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”).  The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

(v)           Registration Rights.  Except as disclosed on Schedule 4(v), other than each of the Participating Holders, no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.

(w)          No Listing.  The Company’s Common Stock is not registered pursuant to Section 12(b) or 12(g) of the Exchange Act.

(x)           Disclosure.  Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, which will be disclosed as provided in Section 11(g), the Company confirms that, neither it nor to the knowledge of the Company any other Person acting on its behalf has provided any Holder or its agents or counsel with any information that constitutes or might constitute material, non-public information.  The Company understands and confirms that each Holder will rely on the foregoing representation in effecting transactions in securities of the Company.  All disclosure furnished by or on behalf of the Company to the Participating Holders regarding the Company, its business and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, with respect to the representations and warranties made herein, together with the Company Disclosure Materials, when taken as whole, are true and correct with respect to such representations and warranties and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.  The Company acknowledges and agrees that no Holder has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 6 hereof.

(y)           No Integrated Offering. Assuming the accuracy of each Holder’s representations and warranties set forth in Section 6, neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the New Notes (and the related Guarantees) to be integrated with prior offerings by the Company for purposes of the Securities Act.

(z)           Solvency.  The Company has no knowledge of any facts or circumstances which lead it to believe that it or any of its Subsidiaries will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date.  The Company Disclosure Materials reflect as of the dates thereof all outstanding secured and unsecured indebtedness of the Company and its Subsidiaries, or for which the Company or any of its Subsidiaries has commitments.

(aa)         Tax Status.  Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Company Material Adverse Effect, the Company and each of its Subsidiaries has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued and disclosed all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been asserted or threatened against the Company or any of its Subsidiaries.

(bb)        No General Solicitation; Regulation S.  Neither the Company, nor any of its affiliates nor any person acting on behalf of the Company has offered or sold any of the New Notes (or the related Guarantees) by any form of general solicitation or general advertising.  The Company has offered the New Notes (and the related Guarantees) for sale only to holders of the Existing Notes, each of whom has represented to the Company that it is either (i) a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act, (ii) an institutional “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act or (iii) not a “U.S. Persons” within the meaning of Regulation S under the Securities Act.  To the extent the Exchange includes offers made in reliance upon Regulation S under the Securities Act, the Company has implemented “offering restrictions” and any such offers have been made in an “offshore transaction” without “directed selling efforts,” as such terms are used within the meaning of Regulation S under the Securities Act.

(cc)         Foreign Corrupt Practices.  Neither the Company, nor any of its Subsidiaries nor any agent or other person acting on behalf of the Company or any of its Subsidiaries, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or any of its Subsidiaries (or made by any person acting on their behalf of which the Company or any of its Subsidiaries is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

(dd)        Embargoed Person.  None of the funds or other assets of the Company or any of its Subsidiaries is or shall constitute property of, or is or shall be beneficially owned, directly or indirectly, by any person subject to trade restrictions under United States law, including but not limited to, the International Emergency Economic Powers Act, 50 U.S.C. §1701 et seq., The Trading with the Enemy Act, 50 U.S.C. App. 1 et seq. and any Executive Orders or regulations promulgated under any such United States laws (each, an "Embargoed Person"), with the result that the investments evidenced by the New Notes are or would be in violation of law. None of the funds or other assets of the Company shall be derived from any unlawful activity with the result that the investments evidenced by the New Notes are or would be in violation of law.

(ee)         Trust Indenture Act.  Assuming the accuracy of the representations of each Holder and its compliance with its respective agreements with the Company contained in the Transaction Documents, it is not necessary in connection with the offer, sale and delivery of the New Notes in the manner contemplated by this Agreement to qualify the New Indenture under the Trust Indenture Act of 1939, as amended.

(ff)          Accountants.  The Company’s accountants are Brightman Almagor Zohar & Co., Certified Public Accountants, a member firm of Deloitte Touche Tohmatsu.  To the knowledge of the Company, such accountants are a registered public accounting firm as required by the Exchange Act and registered with the Public Company Accounting Oversight Board.  The Company expects such accountants to consent to the inclusion of their report on the Company’s financial statements into any registration statement and the prospectus which forms a part thereof that may be required to be filed under the Company Registration Rights Agreement.

5.             Representations and Warranties of Tower. Except as set forth under the corresponding section of the Tower Disclosure Schedules, which Tower Disclosure Schedules shall be deemed a part hereof and to qualify such corresponding representation or warranty otherwise made herein to the extent of such disclosure, Tower hereby makes the representations and warranties set forth below to each Holder:

(a)           Subsidiaries.  All of the direct and indirect ownership of any capital stock, or other equity interests owned or held in any Subsidiaries of Tower is set forth on Schedule 5(a).  Except as set forth on Schedule 5(a), Tower owns, directly or indirectly, all of the capital stock or other equity interests of each of its Subsidiaries free and clear of any Liens and all the issued and outstanding shares of capital stock of each such Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

(b)           Organization and Qualification.  Tower and each of its Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.  No proceeding has been instituted by the Registrar of Companies in Israel for the dissolution of Tower.    Neither Tower nor any of its Subsidiaries is in violation or default of any of the provisions of its respective certificate or articles of incorporation, memorandum of association, bylaws or other organizational or charter documents.  Each of Tower and its Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in a Tower Material Adverse Effect, and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(c)           Authorization; Enforcement.  Tower has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder.  The execution and delivery by Tower of each of the Transaction Documents to which it is a party and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of Tower and no further action is required by Tower, its board of directors or its stockholders in connection therewith.  Each Transaction Document to which Tower is a party has been (or upon delivery will have been) duly executed by Tower and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of Tower enforceable against Tower in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(d)           No Conflicts.  The execution, delivery and performance by Tower of the Transaction Documents to which it is a party, the issuance and sale of the Underlying Tower Shares upon conversion of the New Notes and the consummation by Tower of the other transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of Tower’s or any of its Subsidiaries certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of Tower or any of its Subsidiaries, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Tower or Subsidiary debt or otherwise) or other understanding to which Tower or any of its Subsidiaries is a party or by which any property or asset of Tower or any of its Subsidiaries is bound or affected, or (iii) subject to the Tower Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which Tower or any of its Subsidiaries is subject (including Israeli, U.S. federal and state securities laws and regulations), or by which any property or asset of Tower or any of its Subsidiaries is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Tower Material Adverse Effect.

(e)           Filings, Consents and Approvals.  Tower is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other Israeli, U.S. federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by Tower of the Transaction Documents to which it is a party, other than (i) filings required pursuant to Section 7 and Section 8 of this Agreement, (ii) the filing with the Commission of the Registration Statement, (iii) the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws, (iv) the filings, consents and approvals listed on Schedule 5(e) and (v) those made or obtained prior to Closing (collectively, the “Tower Required Approvals”).

(f)           Issuance of the New Notes and the Underlying Tower Shares.  The Underlying Tower Shares are duly authorized and, when issued and paid for in accordance with the terms of the New Indenture, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by Tower other than restrictions on transfer provided for in the Transaction Documents.  Tower has reserved from its duly authorized capital stock the maximum number of Underlying Tower Shares.  There is no tax, levy, impost, duty, fee, assessment or other governmental charge, or any deduction or withholding, imposed by any governmental agency or authority in or of Israel either (A) by virtue of the execution or delivery by Tower of the Transaction Documents to which it is a party, (B) the issuance of the Underlying Tower Shares or (C) on any payment to be made by Tower pursuant to the Transaction Documents.  Assuming the truth and accuracy in all material respects of the representations and warranties made by each Holder in this Agreement, Tower is not required to publish or deliver a prospectus in Israel under the Israeli Securities Law – 1968 in connection with the offer and issuance of the Underlying Tower Shares.

(g)           Capitalization.  The capitalization of Tower as of one Business Day prior to the date hereof is as set forth on Schedule 5(g).  Except as disclosed on Schedule 5(g), no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents.  Except as disclosed in the Tower Disclosure Materials, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Tower Common Stock, or contracts, commitments, understandings or arrangements by which Tower or any of its Subsidiaries is or may become bound to issue additional shares of Tower Common Stock or Tower Common Stock Equivalents.  The issuance and sale of the New Notes and Underlying Tower Shares will not obligate Tower to issue shares of Tower Common Stock or other securities to any Person (other than the Participating Holders) and will not result in a right of any holder of Tower securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock of Tower are validly issued, fully paid and nonassessable, have been issued in compliance with all Israeli, U.S. federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities.  No further corporate approval or authorization of any stockholder, the Board of Directors of Tower or others is required for the issuance and sale of the New Notes or Underlying Tower Shares issuable upon conversion thereof.  Except as disclosed on Schedule 5(g), there are no stockholders agreements, voting agreements or other similar agreements with respect to Tower’s capital stock to which Tower is a party or, to the knowledge of Tower, between or among any of Tower’s stockholders.

(h)           SEC Reports; Financial Statements.  Tower has filed all reports, schedules, forms, statements and other documents required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the three years preceding the date hereof (or such shorter period as Tower was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “Tower SEC Reports”; together with the Tower Disclosure Schedules, the “Tower Disclosure Materials”), on a timely basis or has received a valid extension of such time of filing and filed such materials prior to the expiration of such extension, and such materials, when filed, complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable.  As of their respective dates (or if amended or superseded by a filing prior to the date hereof, then on the date of such filing), the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the Tower SEC Reports contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The financial statements of Tower included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing (or if amended or superseded by a filing prior to the Closing Date, then on the date of such filing).  Such financial statements have been prepared in accordance with GAAP, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of Tower and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(i)            Material Changes; Undisclosed Events, Liabilities or Developments.  Since the date of the latest reviewed financial statements of Tower included in a report filed on Form 6-K and except as specifically disclosed in the Tower Disclosure Materials, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Tower Material Adverse Effect, (ii) Tower has not incurred any liabilities (contingent or otherwise) other than trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice, (iii) Tower has not altered its method of accounting, (iv) Tower has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) Tower has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Tower stock plans or arrangements.  Tower does not have pending before the Commission any request for confidential treatment of information.  Except for the entering into of this Agreement and the transactions contemplated hereby or as set forth in the Tower Disclosure Materials, no event, liability or development has occurred or exists with respect to Tower or its Subsidiaries or their respective business, properties, operations or financial condition, that would be required to be disclosed by Tower under applicable securities laws at the time this representation is made that has not been publicly disclosed at least 1 Business Day prior to the date that this representation is made.

(j)            Litigation.  Except as disclosed in the Tower Disclosure Materials, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of Tower, threatened against or affecting Tower, any of its Subsidiaries or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (Israeli, U.S. federal, state, county, local or foreign) (collectively, a “Tower Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or (ii) could have or reasonably be expected to result in a Tower Material Adverse Effect.  Neither Tower nor any of its Subsidiaries, nor any director or officer thereof, is or has been the subject of any Tower Action involving a claim of violation of or liability under Israeli or U.S. federal or state securities laws or a claim of breach of fiduciary duty.  There has not been, and to the knowledge of Tower, there is not pending or contemplated, any investigation by the Commission involving Tower or any of its Subsidiaries or any current or former director or officer of Tower or any of its Subsidiaries with respect to their capacities as a director or officer of Tower or such Subsidiary.  The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by Tower or any of its Subsidiaries under the Exchange Act or the Securities Act and no proceeding for that purpose has been initiated or threatened by the Commission.  There are no disagreements of any kind presently existing, or reasonably anticipated by Tower or any of its Subsidiaries to arise, between accountants and lawyers formerly or presently engaged by Tower or any of its Subsidiaries and Tower and each of its Subsidiaries are current with respect to any fees owed to its accountants and lawyers.

(k)           Labor Relations.  No material labor dispute exists or, to the knowledge of Tower, is imminent with respect to any of the employees of Tower or its Subsidiaries which could reasonably be expected to result in a Tower Material Adverse Effect.  Except as disclosed on Schedule 5(k), none of Tower’s or its Subsidiaries’ employees is a member of a union that relates to such employee’s relationship with Tower, and except as disclosed on Schedule 5(k), neither Tower nor any of its Subsidiaries is a party to a collective bargaining agreement, and Tower and its Subsidiaries believe that their relationships with their employees are good.  No executive officer of Tower, to the knowledge of Tower, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant, and, to the knowledge of Tower, the continued employment of each such executive officer does not subject Tower or any of its Subsidiaries to any liability with respect to any of the foregoing matters.  Tower and its Subsidiaries are, to their knowledge, in compliance with all, Israeli, U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Tower Material Adverse Effect.  The severance pay due to Tower’s employees is fully funded or provided for in accordance with GAAP, consistently applied.  Neither Tower nor any of its Subsidiaries is subject to, nor do any of its employees benefit from, whether pursuant to applicable employment laws, regulations, extension orders (“tzavei harchava”) or otherwise, any agreement, arrangement, understanding or custom with respect to employment (including, without limitation, termination thereof) other than the minimum benefits and working conditions required by law to be provided pursuant to the rules and regulations of the Histadrut (General Federation of Labor), the Coordinating Bureau of Economic Organization and the Industrialist’s Association or extension orders that apply to all employees in Israel or to all employees in the Company’s industry in Israel.

(l)            Compliance.  Except as set forth in the Tower Disclosure Materials, neither Tower nor any of its Subsidiaries (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by Tower or any of its Subsidiaries under), nor has Tower or any of its Subsidiaries received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, (iii) is in violation of its charter or bylaws or similar organizational document or (iv) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, Israeli, U.S. federal, state and local laws applicable to its business and all such laws that affect the environment, except, in the cases of clauses (i), (ii) and (iv) above, as could not have or reasonably be expected to result in a Tower Material Adverse Effect.

(m)          Regulatory Permits.  Tower and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate Israeli, U.S. federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the Tower Disclosure Materials, except where the failure to possess such permits could not have or reasonably be expected to result in a Tower Material Adverse Effect (“Tower Material Permits”), and neither Tower nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any Tower Material Permit.  Except as set forth in the Tower Disclosure Materials, (i) Tower is in compliance in all material respect with all conditions and requirements stipulated by the instruments of approval granted to it with respect to the “Approved Enterprise” status of Tower’s facilities by Israeli laws and regulations relating to such “Approved Enterprise” status and other tax benefits received by Tower; and Tower has not received any notice of any proceeding or investigation relating to revocation or modification of any “Approved Enterprise” status granted with respect to Tower’s facilities.  All information supplied by Tower or any of its Subsidiaries with respect to applications submitted in connection with such approval was true, correct and complete in all material respects when supplied to the appropriate authorities.  Tower is not in violation of any condition or requirement stipulated by the instruments of approval granted to Tower by the Office of the Chief Scientist in the Israeli Ministry of Industry and Trade (the “OCS”) or any applicable laws and regulations with respect to any research and development grants given to it by such office that the OCS has not confirmed as having been closed that could be expected to result in a Tower Material Adverse Effect.  All information supplied by Tower with respect to such applications was true, correct and complete in all material respects when supplied to the appropriate authorities.  Schedule 5(m) provides a correct and complete list of the aggregate amount of pending and outstanding grants from the OCS, net of royalties paid.  Tower’s contingent liabilities with respect to “Approved Enterprise” are disclosed in the notes to the financial statements of Tower contained in Tower’s Annual Report on Form 20-F for the year ended December 31, 2012.

(n)           Title to Assets.  Except as set forth on Schedule 5(n), Tower and its Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to the business of Tower and its Subsidiaries and good and marketable title in all personal property owned by them that is material to the business of Tower and its Subsidiaries, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by Tower and its Subsidiaries and Liens for the payment of Israeli, U.S. federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties.  Any real property and facilities held under lease by Tower and its Subsidiaries are held by them under valid, subsisting and enforceable leases with which Tower and its Subsidiaries are in compliance.

(o)           Patents and Trademarks.  To the knowledge of Tower, Tower and its Subsidiaries own, or have legally enforceable rights to use, all patents, patent rights, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, mask works, trade secrets, inventions, know-how, licenses and other similar rights necessary or material for use in connection with their respective businesses as described in the Tower Disclosure Materials and which the failure to so have could have a Tower Material Adverse Effect (collectively, the “Tower Intellectual Property Rights”).  Except as set forth on Schedule 5(o), neither Tower nor any of its Subsidiaries has received a written notice that has not been revoked or has knowledge that the Tower Intellectual Property Rights used by Tower or any of its Subsidiaries violates or infringes, or allegedly violates or allegedly infringes, upon the rights of any Person.  To the knowledge of Tower, all such Tower Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Tower Intellectual Property Rights.  The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of Tower Intellectual Property Rights, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Tower Material Adverse Effect.

(p)           Insurance.  Tower and its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which Tower and its Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage.  To the best knowledge of Tower, such insurance contracts and policies are accurate and complete.  Neither Tower nor any of its Subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(q)           Transactions with Affiliates and Employees.  Except as set forth in the Tower Disclosure Materials, none of the officers or directors of Tower and, to the knowledge of Tower, none of the employees of Tower is presently a party to any transaction with Tower or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of Tower, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $120,000 other than (i) for payment of salary, director fees or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of Tower and (iii) for other employee benefits, including reasonable severance pay plan of Tower or bonuses.  Except as described above or in the Tower Disclosure Materials, none of the officers, directors or, to the best of the Tower’s knowledge, key employees or stockholders of Tower or any members of their immediate families, are indebted to Tower or any of its Subsidiaries, individually in excess of $120,000.  Except as set forth in the Tower Disclosure Materials, the neither Tower nor any of its Subsidiaries is a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

(r)           Sarbanes-Oxley; Internal Accounting Controls.  Tower is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the Closing Date. Tower and its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Tower has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for Tower and designed such disclosure controls and procedures to ensure that information required to be disclosed by Tower in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms.  Tower’s certifying officers have evaluated the effectiveness of Tower’s disclosure controls and procedures as of the end of the period covered by Tower’s most recently filed annual report under the Exchange Act (such date, the “Tower Evaluation Date”).  Tower presented in its most recently filed annual report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Tower Evaluation Date.  Since the Tower Evaluation Date, there have been no changes in Tower’s internal control over financial reporting (as such term is defined in the Exchange Act) that has materially affected, or is reasonably likely to materially affect, Tower’s internal control over financial reporting, and no significant deficiencies or material weaknesses in internal controls over financial reporting, or other factors that could significantly affect Tower’s internal controls over financial reporting, have been identified.

(s)           Certain Fees.  Except as disclosed on Schedule 5(s), no brokerage or finder’s fees or commissions are or will be payable by Tower to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents.  Except for fees incurred by or on behalf of such Holder, no Holder shall have any obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees as contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

(t)           Private Placement. Assuming the accuracy of each Holder’s representations and warranties set forth in Section 6, no registration under the Securities Act is required for the issuance of the Underlying Tower Shares upon conversion of the New Notes.  The issuance and sale of the Underlying Tower Shares upon conversion of the New Notes will not contravene the rules and regulations of the Trading Market.  Tower has not distributed and will not distribute prior to the Closing Date any offering material in connection with this offering and sale of Underlying Tower Shares other than the Transaction Documents.

(u)           Investment Company. Tower is not, and is not an Affiliate of, and immediately after consummation of the Exchange, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act.  Tower shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

(v)           Registration Rights.  Except as disclosed on Schedule 5(v), other than the Participating Holders, no Person has any right to cause Tower to effect the registration under the Securities Act of any securities of Tower.

(w)          Listing and Maintenance Requirements.  The Tower Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and Tower has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Tower Common Stock under the Exchange Act nor has Tower received any notification that the Commission is contemplating terminating such registration.  Tower Common Stock is listed on The Nasdaq Global Market and on the Tel Aviv Stock Exchange under the symbol “TSEM”.  Tower has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Tower Common Stock is or has been listed or quoted to the effect that Tower is not in compliance with the listing or maintenance requirements of such Trading Market or that the Tower Common Stock will be delisted. Tower is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

(x)           Application of Takeover Protections.  Tower and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under Tower’s certificate of incorporation (or similar charter documents) or the laws of its jurisdiction of incorporation that is or could become applicable to the Participating Holders as a result of the Participating Holders and Tower fulfilling their obligations or exercising their rights under the Transaction Documents, including, without limitation, as a result of the Company’s issuance of the New Notes or  Tower’s issuance of Underlying Tower Shares upon conversion thereof and the Participating Holders’ ownership of the New Notes and Underlying Tower Shares.

(y)           Tower Disclosure.  Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, Tower confirms that, neither it, nor any of its Subsidiaries, nor to the knowledge of Tower any other Person acting on their behalf has provided any Holder or its agents or counsel with any information that constitutes or might constitute material, non-public information.  Tower understands and confirms that each Holder will rely on the foregoing representation in effecting transactions in securities of Tower.  All disclosure furnished by or on behalf of Tower to the Participating Holders regarding Tower, its business and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, with respect to the representations and warranties made herein, together with the Tower Disclosure Materials, when taken as whole, are true and correct with respect to such representations and warranties and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.  Tower acknowledges and agrees that no Holder has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 6 hereof.

(z)           No Integrated Offering. Assuming the accuracy of each Holder’s representations and warranties set forth in Section 6, neither Tower, nor any of its affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Underlying Tower Shares to be integrated with prior offerings by Tower for purposes of the Securities Act.

(aa)         Solvency.  Tower has no knowledge of any facts or circumstances which lead it to believe that it or any of its Subsidiaries will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date.  The Tower Disclosure Materials reflect as of the dates thereof all outstanding secured and unsecured indebtedness of Tower and its Subsidiaries, or for which Tower or any of its Subsidiaries has any commitment.

(bb)         Tax Status.  Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Tower Material Adverse Effect, Tower and each of its Subsidiaries has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and Tower has no knowledge of any tax deficiency which has been asserted or threatened against Tower or any of its Subsidiaries.

(cc)          No General Solicitation; Regulation S.  Neither Tower nor any person acting on behalf of Tower has offered or sold any of the Underlying Tower Shares by any form of general solicitation or general advertising.  Tower has offered the Underlying Tower Shares for sale only to holders of the Existing Notes, each of whom has represented that it is either (i) a “qualified institutional buyers” within the meaning of Rule 144A under the Securities Act, (ii) an “institutional accredited investors” within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act or (iii) not a “U.S. Persons” within the meaning of Regulation S under the Securities Act. To the extent this offering includes offers made in reliance upon Regulation S under the Securities Act, any such offers have been made in an “offshore transaction” without “directed selling efforts,” as such terms are used within the meaning of Regulation S under the Securities Act.  Underlying Tower Shares offered in reliance on Regulation S are eligible for “Category 1” thereunder pursuant to Section 903(b)(1)(i) of Regulation S.

(dd)         Foreign Corrupt Practices.  Neither Tower, nor any of its Subsidiaries, nor any agent or other person acting on behalf of Tower or any of its Subsidiaries, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by Tower or any of its Subsidiaries (or made by any person acting on their behalf of which Tower or any of its Subsidiaries is aware) which is in violation of law) or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

(ee)         Accountants.  Tower’s accountants are Brightman Almagor Zohar & Co., Certified Public Accountant, a member firm of Deloitte Touche Tohmatsu.  To the knowledge of Tower, such accountants are a registered public accounting firm as required by the Exchange Act and registered with the Public Company Accounting Oversight Board.  Tower expects such accountants to consent to the inclusion of their report on Tower’s financial statements into any registration statement and the prospectus which forms a part thereof that may be required to be filed under the Tower Registration Rights Agreement.

(ff)           Manipulation of Price.  Tower has not, and to its knowledge, no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of Tower to facilitate the sale or resale of the Underlying Tower Shares, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Underlying Tower Shares, or (iii) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of Tower.

(gg)         U.S. Real Property Holding Corporation.  Tower is not, has never been, nor shall become while any New Notes are held by any Participating Holder, a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and Tower shall so certify upon any Holder’s request.

(hh)         Taxes.  No tax, levy, impost, duty, fee, assessment or other governmental charge or any deduction or withholding imposed by any governmental agency or authority in or of the State of Israel is payable by or on behalf of any Holder or any assignee of such Holder (i) as a result of the execution, delivery or performance by Tower, the Company or any Guarantor of the Transaction Documents to which it is a party, including, but not limited to, the issuance by the Company of the New Notes or by Tower of the Underlying Tower Shares, (ii) with respect to such Holder if it is a US person, who holds less than 10% of Tower’s issued and outstanding Tower Common Stock and does not maintain a permanent establishment in Israel through which the New Notes or Underlying Tower Shares are held, or (iii) in connection with any resale by such Holder of the New Notes in accordance with the terms thereof.  Any income tax payable by the Holder in connection with the exchange contemplated hereunder or in connection with holding the New Notes or the conversion thereof into Tower Common Shares shall be borne by such Holder.

(ii)           Form F-3 Eligibility; Foreign Private Issuer Status.  Tower is eligible to register the resale by the Participating Holders of the Underlying Tower Shares on a Registration Statement on Form F-3 under the Securities Act.  Tower qualifies as a “foreign private issuer” as such term is defined in the Exchange Act.

(jj)           Embargoed Person.  None of the funds or other assets of Tower is or shall constitute property of, or is or shall be beneficially owned, directly or indirectly, by any person subject to trade restrictions under United States law, including but not limited to, the International Emergency Economic Powers Act, 50 U.S.C. §1701 et seq., The Trading with the Enemy Act, 50 U.S.C. App. 1 et seq. and any Executive Orders or regulations promulgated under any such United States laws (each, an "Embargoed Person"), with the result that the investments evidenced by the New Notes or Underlying Tower Shares are or would be in violation of law. None of the funds or other assets of Tower shall be derived from any unlawful activity with the result that the investments evidenced by the Underlying Tower Shares are or would be in violation of law.

(kk)         Nasdaq.  With respect to the transactions contemplated hereby, Tower has satisfied the home country practice requirements of The Nasdaq Global Market pursuant to Rule 5615(a)(3) of the Nasdaq listing rules or has otherwise complied with the Nasdaq rules.

6.	Representations and Warranties of the Holder. Each Holder hereby, for itself and no other Holder, represents and warrants to the Company and Tower as follows:

(a)            Organization; Authority. Such Holder is duly organized or established, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite corporate, partnership, limited liability company or other, as applicable, power and authority to enter into this Agreement and to carry out the transactions contemplated hereby and to perform its obligations hereunder.

(b)           Governmental Authorization. The execution, delivery and performance by such Holder of this Agreement does not and shall not require, on the part of such Holder, any registration or filing with, the consent or approval of, notice to, or any other action with respect to, any federal, state or other governmental authority or regulatory body.

(c)            Title and Ownership.  Such Holder is the beneficial owner of the Existing Notes in the Original Principal Amount set forth under the item “Existing Notes Principal Amount” opposite such Holder’s name on the Schedule of Holders.  Such Holder’s Existing Notes are owned by such Holder free and clear of any Liens and the transfer, assignment and delivery of such Existing Notes in accordance with this Agreement will convey to the Company good title to such Existing Notes, free and clear of Liens.

(d)           Restricted Securities. Such Holder acknowledges that (i) none of the New Notes or Underlying Tower Shares have been registered under the Securities Act and that, as such, such securities are deemed “restricted securities” within the meaning of Rule 144 under the Securities Act and (ii) such securities may be offered or sold only in accordance with the registration requirements of the Securities Act or an available exemption therefrom.

(e)           No Brokers. Such Holder has not engaged any broker, finder or other entity acting under the authority of such Holder or any of its affiliates that is entitled to any commission or other fee in connection with the Exchange.

(f)            Holder’s Knowledge and Experience. Such Holder has the requisite knowledge and experience in financial and business matters so that it is capable of evaluating the merits and risks of the Exchange and acquiring the New Notes and, in connection therewith, such Holder acknowledges that (i) the Company makes no representation regarding the value of the Existing Notes or New Notes, and (ii) such Holder has independently, and without reliance upon the Company or its representatives, made its own analysis and decision to enter into the Exchange and exchange the Existing Notes for the New Notes.

(g)           Investor Status. Such Holder is (i) a “Qualified Institutional Buyer” as defined in Rule 144A under the Securities Act, (ii) an institutional “accredited investor” as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act or (iii) not a “U.S. person” as defined in Regulation S under the Securities Act, as applicable, in each case as reflected by the insertion of “144A”, “IAI” or “Regulation S” with respect to such Holder in the “CUSIP” line on Schedule B.  If “Regulation S” is reflected on the CUSIP line with respect to any Holder, such Holder represents and warrants that it is not committing to purchase securities for the account of any U.S. Person (as defined in Regulation S under the Securities Act) and that the New Notes and Underlying Tower Shares have not been offered to such Holder in the United States of America.

(h)           No Public Sale or Distribution. Such Holder is acquiring the New Notes for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempt from registration under the Securities Act. Such Holder is acquiring the New Notes hereunder in the ordinary course of its business. Such Holder does not presently have any agreement or understanding, directly or indirectly, with any Person to distribute any of the New Notes or Underlying Tower Shares.

(i)            Reliance on Exemptions. Such Holder  understands that the New Notes are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws, including Section 4(a)(2) of the Securities Act and Regulation S under the Securities Act, and that the Company is relying in part upon the truth and accuracy of, and such Holder’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Holder set forth herein in order to determine the availability of such exemptions and the eligibility of such Holder to acquire the New Notes.

(j)            Information. Such Holder and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and Tower and materials relating to the transactions contemplated hereby which have been requested by such Holder. Such Holder and its advisors, if any, have been afforded the opportunity to ask questions of the Company and Tower. Neither such inquiries nor any other due diligence investigations conducted by such Holder or its advisors, if any, or its representatives shall modify, amend or affect such Holder’s right to rely on the Company’s and Tower’s representations and warranties contained herein. Such Holder understands that its investment in the New Notes involves a high degree of risk. Such Holder has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of such securities.

(k)           No Governmental Review. Such Holder understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the New Notes or the fairness or suitability of the investment in such securities nor have such authorities passed upon or endorsed the merits of the offering of such securities.

(l)            Validity; Enforcement. This Agreement, the Company Registration Rights Agreement and the Tower Registration Rights Agreement have been duly and validly authorized, executed and delivered on behalf of such Holder and shall constitute the legal, valid and binding obligations of such Holder enforceable against such Holder in accordance with their respective terms, except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity) or by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and insofar as indemnification and contribution provisions may be limited by applicable law.

(m)          Residency. Such Holder is a resident of that jurisdiction specified on the Schedule of Holders.

(n)           Affiliate Status. Such Holder represents and warrants that such Holder is not an “affiliate” of the Company or Tower within the meaning of Rule 144 under the Securities Act nor has such Holder been an affiliate of the Company during the past 90 days.

(o)            Evaluation. Such Holder has evaluated the Exchange in light of such Holder’s financial situation and such Holder has relied on such Holder’s own investment, tax and other advisors in reaching a decision to enter into the Exchange.  Neither the Company, the Guarantors, Tower nor any of their respective representatives have made any representation to such Holder regarding the tax treatment of the Exchange on such Holder, and such Holder has independently, and without reliance on the Company, the Guarantors, Tower or their respective representatives, reached its own conclusion regarding such tax treatment.

7.             Conditions to the Company’s and Tower’s Obligations. The obligations of the Company and Tower at the Closing are subject to the satisfaction of each of the following conditions, provided that these conditions are for the sole benefit of the Company and may be waived by the Company at any time in its sole discretion by providing the Participating Holders with prior written notice thereof:

(a)           Execution of the Agreement. The Participating Holders shall have executed this Agreement and delivered the same to the Company and Tower.

(b)           Transfer of the Existing Notes. Each Holder shall take such action as is necessary to have duly and validly transferred and delivered the Existing Notes owned by the Holder representing the Original Principal Amount for such Holder to the Company or its order in accordance with the terms of Section 2  hereof.

(c)           Minimum Exchange.  An aggregate of at least $30 million principal amount of Existing Notes shall be exchanged for New Notes in the Exchange.

(d)           Registration Rights Agreement.  The Company and the Participating Holders shall have entered into the Company Registration Rights Agreement.  Tower and the Participating Holders shall have entered into the Tower Registration Rights Agreement.

(e)           Representations and Warranties. The representations and warranties of the Participating Holders in this Agreement shall be true and correct as of the date when made and as of the Closing Date as though made at that time.

(f)            No Prohibition. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

(g)           Necessary Filings. The Company and Tower, as the case may be, shall have made all filings under all applicable federal and state securities laws, Israeli securities laws and rules of Nasdaq necessary to consummate the issuance of the New Notes pursuant to this Agreement in compliance with such laws and requirements and shall have obtained all authorizations, approvals and acceptances necessary to consummate the transactions contemplated hereby (other than any filings under the Securities Act in connection with the filing and effectiveness of the registration statements required under the Company Registration Rights Agreement and the Tower Registration Rights Agreement, which shall be made subsequent to the Closing Date in accordance with such agreements) and such authorizations, approvals and acceptances shall be effective as of the Closing Date.

8.             Conditions to the Holder’s Obligations. The respective obligations of each Holder at the Closing are subject to the satisfaction of each of the following conditions, provided that these conditions are for the sole benefit of each Holder and may be waived by such Holder (solely as to itself) at any time in its sole discretion by providing the Company and Tower with prior written notice thereof:

(a)           Execution of the Agreement, New Indenture. The Company, the Guarantors and Tower shall have executed this Agreement and delivered the same to each Holder.  The Company, the Guarantors, Tower and the New Indenture Trustee shall have executed and delivered the New Indenture and the New Notes.

(b)           Delivery of the New Notes. The Company shall have caused the New Notes to be delivered to each Holder against delivery by such Holder of the Holder’s Existing Notes in accordance with the terms of Section 2 hereof.

(c)           Minimum Exchange.  An aggregate of at least $30 million principal amount of Existing Notes shall be exchanged for New Notes in the Exchange.

(d)           Registration Rights Agreements.  The Company and the Participating Holders shall have entered into the Company Registration Rights Agreement. Tower and the Participating Holders shall have entered into the Tower Registration Rights Agreement.

(e)           CUSIP.  The Company and Tower shall have obtained appropriate Committee on Uniform Securities Identification Procedures numbers (CUSIP numbers) for the New Notes.

(f)            Representations and Warranties. The representations and warranties of each the Company, the Guarantors and Tower in this Agreement shall be true and correct as of the date when made and as of the Closing Date as though made at that time.  The statements of the Company, Tower and the Guarantors and their respective officers made in any certificate delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date.

(g)          No Prohibition. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

(h)           No Material Adverse Effect.  No event or condition constituting a Company Material Adverse Effect or a Tower Material Adverse Effect shall have occurred or exist.

(i)            Company Officer’s Certificate.  Each Holder shall have received on and as of the Closing Date a certificate of an executive officer of the Company who has specific knowledge of the Company’s and the Guarantor’s financial matters and is satisfactory to such Holder  (i) confirming that such officer has carefully reviewed the Company Disclosure Materials and, to the knowledge of such officer, the representations and warranties in Section 4(h) and 4(i) are true and correct, (ii) confirming that the other representations and warranties of the Company and the Guarantors in this Agreement are true and correct and that the Company and the Guarantors have complied in all material respects with all agreements and satisfied all conditions on their part to be performed or satisfied by it on or prior to the Closing Date and (iii) to the effect set forth in paragraphs (g) and (h) above.

(j)            Tower Officer’s Certificate.   Each Holder shall have received on and as of the Closing Date a certificate of an executive officer of Tower who has specific knowledge of Tower’s financial matters and is satisfactory to such Holder  (i) confirming that such officer has carefully reviewed the Tower Disclosure Materials and, to the knowledge of such officer, the representations and warranties in Section 5(h) and 5(i) are true and correct, (ii) confirming that the other representations and warranties of Tower in this Agreement are true and correct and that Tower has complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied by it on or prior to the Closing Date and (iii) to the effect set forth in paragraphs (g) and (h) above.

(k)           Secretary’s Certificates.  Each Holder shall have received on and as of the Closing Date a certificate of the secretary or assistant secretary of each of Tower, the Company and each Guarantor certifying (i) a copy of the resolutions of the board of directors or members, as applicable, evidencing approval of the Transaction Documents to which it is a party and the consummation of the transaction contemplated therein and the other matters contemplated thereby, (ii) a copy of the certificate of incorporation, certificate of formation or other comparable charter document and bylaws (or comparable document) of such Person, (iii) copies of all documents evidencing other necessary corporation or other action or governmental or third party approvals, if any, with respect to the transactions contemplated by this Agreement and (iv) the names, titles and signatures of the officers of such Person authorized to sign the Transaction Documents and the documents or certificates to be delivered in connection therewith, together with the true signatures of each such officer.

(l)            Opinions.  Each Holder shall have received on and as of the Closing Date an opinion of Eilenberg & Krause LLP, special counsel for the Company and special U.S. counsel for Tower in form and substance satisfactory to such Holder to the effect set forth on Exhibit E hereto.  Each Holder shall have received on and as of the Closing Date an opinion of Yigal Arnon & Co., Israeli counsel for Tower, in form and substance satisfactory to such Holder to the effect set forth on Exhibit F hereto.  Each Holder shall have received on and as of the Closing Date an opinion of the Acting Chief Legal Officer of the Company or outside counsel acceptable to the Holders, in form and substance satisfactory to such Holder to the effect set forth on Exhibit G hereto.

(m)           DTC.  The New Notes shall be eligible for clearance and settlement through DTC on or prior to the Closing Date.

(n)           Good Standing.  Such Holder shall have received on and as of the Closing Date satisfactory evidence of the good standing of Tower, the Company and the Guarantors in their respective jurisdictions of formation and their good standing in such other jurisdictions as such Holder may reasonably request, in each case in writing dated within 15 days of the Closing Date from the appropriate governmental authorities of such jurisdictions.

(o)           Trading.  From the date hereof to the Closing Date, (i) trading in the Tower Common Stock shall not have been suspended by the Commission or Tower’s principal Trading Market and (ii) trading in securities generally shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by Bloomberg Financial Markets, nor shall a banking moratorium have been declared by either the United States of America or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of such Holder makes it impracticable or inadvisable to exchange Existing Notes for the New Notes at Closing.

(p)           Listing of Tower Shares.  The Tower Common Stock shall be listed on the Nasdaq Stock Market Global Market and shall not have been suspended from trading thereon and Tower shall not have received notice of suspension or delisting from such market with respect to the Tower Common Stock.  Tower shall have submitted to Nasdaq a notice of additional listing relating to the Underlying Tower Shares.

(q)           Exchange Note Cash Payment.  Such Holder shall have received the Exchange Note Cash Payment, plus accrued and unpaid interest on the Existing Notes of such Holder being exchanged, payable to it.

(r)            Necessary Filings.  The Company and Tower, as the case may be, shall have made all filings under all applicable federal and state securities laws, Israeli securities laws and rules of Nasdaq necessary to consummate the issuance of the New Notes pursuant to this Agreement in compliance with such laws and requirements and shall have obtained all authorizations, approvals and acceptances necessary to consummate the transactions contemplated hereby and such authorizations, approvals and acceptances shall be effective as of the Closing Date.  Without limiting the foregoing, Tower shall have obtained the consent of, and made all necessary filings with, the Tel Aviv Stock Exchange for the offer and potential issuance of the Underlying Tower Shares upon conversion of the New Notes.

(s)           Additional Documents.  Tower, the Company and the Guarantors shall have furnished to such Holder such further certificates and documents as such Holder may reasonably request.

9.             Fees and Expenses. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement, except as otherwise agreed in writing; provided that the Company shall pay the fees and expenses of Wilson Sonsini Goodrich & Rosati, P.C., counsel to Principal, in connection with the negotiation, preparation, execution, delivery and performance of this Agreement and the other Transaction Documents.

10.           Reserved.

11.           Certain Covenants.

(a)           Company Information.  While the New Notes remain outstanding and are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, the Company and each Guarantor will, during any period in which the Company is not subject to and in compliance with Section 13 or 15(d) of the Exchange Act, furnish to the holders of the New Notes and prospective purchasers of the New Notes designated by such holder, upon the request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

(b)           Tower Information.  While the New Notes or Underlying Tower Shares remain outstanding and are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, Tower will, during any period in which Tower is not subject to and in compliance with Section 13 or 15(d) of the Exchange Act, furnish to the holders of the New Notes or Underlying Tower Shares and prospective purchasers of the New Notes and Underlying Tower Shares designated by such holder, upon the request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

(c)           Reserved.

(d)           No Integration.  Neither the Company, nor Tower nor any of their respective affiliates (as defined in Rule 501(b) of Regulation D) will, directly or through any agent, sell, offer for sale, solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act), that is or will be integrated with the offer and sale of the New Notes or Underlying Tower Shares in a manner that would require registration of the New Notes or Underlying Tower Shares under the Securities Act.

(e)           No General Solicitation.  None of the Company, Tower or any of their respective affiliates or any other person acting on its or their behalf will solicit offers for, or offer to sell, the New Notes by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act.

(f)           No Stabilization.  Neither the Company, nor any Guarantor nor Tower will take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the prices of the New Notes.

(g)           Securities Law Disclosures.  Tower and the Company shall as soon as practicable, and in any event no later than 9:00 a.m. (New York time) on the trading day immediately following the date hereof, issue a Current Report on Form 8-K or Form 6-K, as applicable, reasonably acceptable to the Participating Holders disclosing the material terms of the transactions contemplated hereby.  Tower, the Company and the Participating Holders shall consult with each other in issuing any press releases with respect to the transactions contemplated hereby.  From and after the filing of such Current Report on Form 8-K or Form 6-K, as applicable, no Holder shall be in possession of any material, nonpublic information received from Tower, the Company or any of their respective Subsidiaries or any of their respective officers, directors, employees or agents.

(h)           Shareholder Rights Plan.   No claim will be made or enforced by Tower or, with the consent of Tower, any other Person that any Holder is an “acquiring person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by Tower, or that any Holder could be deemed to trigger the provisions of any such plan or arrangement by virtue of receiving the New Notes or Underlying Note Shares under the Transaction Documents.

12.           Notices. All notices, requests, demands, claims and other communications hereunder shall be in writing and shall be (a) transmitted by hand delivery, (b) mailed by first class, registered or certified mail, postage prepaid, (c) transmitted by overnight courier, or (d) transmitted by facsimile, and in each case, if to the Company or the Guarantors, to:

Jazz Technologies, Inc.
4321 Jamboree Road
Newport Beach, California 92660
Attention: Chief Financial Officer
Facsimile: (949) 435-8757

if to Tower to:

Tower Semiconductor Ltd.
Ramat Gavriel Industrial Park
Hamada Avenue
Migdal Haemek, Israel 23105
Attention:  Tziona Shriky, Vice Chief Financial Officer
Facsimile: 972-4-654-6510

in each case with a copy to (which shall not constitute notice):

Eilenberg & Krause LLP
11 East 44th Street
New York, New York
Attention: Sheldon Krause, Esq.
Facsimile: (212) 986-2399

if to the Holder, to the address of the Holder set forth on the Schedule of Holders.

Notices mailed or transmitted in accordance with the foregoing shall be deemed to have been given upon receipt by the addressee.

13.           Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

14.          Appointment of Agent for Service of Process.  Tower hereby designates and appoints the Company, having an address at 4321 Jamboree Road, Newport Beach, California 92660, as its authorized agent upon which service of process may be served in any legal suit, action or proceeding arising out of or relating to this Agreement or any other Transaction Document, and further:

(a)           agrees that service of process upon such agent, and written notice of said service to Tower by the Person serving the same, shall be deemed in every respect effective service of process upon Tower in any such suit, action or proceeding, and irrevocably consents, to the fullest extent it may effectively do so under applicable law, to the service of process of any of the courts referred to in Section 13 in any such suit, action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the above-mentioned authorized agent or successor authorized agent, as the case may be, such service to become effective 30 days after such mailing;

(b)           agrees that a final action in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other lawful manner;

(c)           designates as its domicile, the domicile of the Company specified above and any domicile the Company may have in the future as its domicile to receive any notice hereunder (including any service of process);

(d)           agrees to take any and all action, including the execution and filing of all such instruments and documents, as may be necessary to continue such designation and appointment in full force and effect for so long as the New Notes remain outstanding and convertible for Underlying Tower Shares, or until the designation and irrevocable appointment of a successor authorized agent and such successor’s acceptance of such appointment;

(e)           agrees that if for any reason the Company (or any successor agent for this purpose) shall cease to act as agent for service of process as provided above or shall no longer have a domicile in the United States of America, Tower will promptly appoint a successor agent for this purpose reasonably acceptable to the trustee under the New Indenture; and

(f)            agrees that nothing herein shall affect the right of the Holder to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against Tower in any jurisdiction.

If Tower has or may hereafter acquire sovereign immunity or any other immunity from jurisdiction or legal process or from the attachment in aid of execution or from execution with respect to itself or its property, it hereby irrevocably waives to the fullest extent permitted under applicable law such immunity in respect of its obligations under the Transaction Documents in any action that may be instituted in the state and federal courts sitting in The City of New York, Borough of Manhattan.  This waiver is intended to be effective upon the execution hereof without any further act by any of the parties hereto, before any such court, and the introduction of a true copy of this Agreement into evidence in any such court shall, to the fullest extent permitted by applicable law, be conclusive and final evidence of such waiver.

15.           Termination.  This Agreement may be terminated by any Holder as to such Holder’s obligations only hereunder, and without any effect whatsoever on the obligations between the Company, the Guarantors, Tower and the other Participating Holders, by written notice to the other parties hereto if the Closing has not been consummated on or before the date which is sixty days from the date hereof.  This Agreement may be terminated by the Company, the Guarantors and Tower by written notice to the Participating Holders if the Closing has not been consummated on or before the date which is sixty days from the date hereof; provided that the Company’s obligations under Section 9 shall survive any such termination.

16.           Acknowledgment Regarding the Holder’s Acquisition of Securities.  Each of the Company and Tower acknowledges and agrees that each Holder is acting solely in the capacity of an arm’s length investor with respect to the Transaction Documents and the transactions contemplated thereby.  Each of the Company and Tower further acknowledges that no Holder is acting as a financial advisor or fiduciary (or similar capacity) of the Company or Tower with respect to the Transaction Documents and the transactions contemplated thereby and no advice was given by any Holder to the Company or Tower in connection with the Transaction Documents or the transactions contemplated thereby.  Each of the Company and Tower further represents to each Holder that the decision of each of the Company and Tower to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby Tower, the Company and their representatives.

17.           Entire Agreement. This Agreement constitutes the entire agreement among the parties pertaining to the Exchange and supersedes the parties’ prior agreements, understandings, negotiations and discussions, whether oral or written, on such matters, and this Agreement shall not be amended, changed, supplemented, waived or otherwise modified or terminated except by instrument in writing signed by each of the parties hereto.

18.           Amendments; Waivers.  Except as expressly set forth herein, no provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment by the Company, the Guarantors, Tower and the Participating Holders holding Existing Notes representing at least a majority of the Original Principal Amount of all Participating Holders or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of such right.

19.           Independent Nature of Participating Holders’ Obligations and Rights.  The obligations of each Holder under this Agreement are several and not joint or joint and several with the obligations of any other Holder, and no Holder shall be responsible in any way for the performance or non-performance of the obligations of any other Holder under this Agreement.  Nothing contained in this Agreement or any other Transaction Document, and no action taken by any Holder pursuant thereto, shall be deemed to constitute the Participating Holders as a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Participating Holders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents.  Each Holder shall be entitled to independently protect and enforce its rights, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.

20.           Miscellaneous. The representations, warranties, covenants and agreements contained in this Agreement shall survive the execution and delivery of this Agreement and the closing of the transactions contemplated hereby and shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any party hereto. This Agreement is intended to bind and inure to the benefit of the signatories to this Agreement and their respective successors, permitted assigns, heirs, executors, administrators and representatives. None of the Company, the Guarantors or Tower may assign any rights or obligations under this Agreement without the prior written consent of each Participating Holder.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page by facsimile or as an attachment to an electronic mail message in PDF or similar format shall be as effective as delivery of a manually executed counterpart. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby. This Agreement shall be solely for the benefit of the signatories to this Agreement, and no other person or entity shall be a third-party beneficiary hereof. No failure or delay by any party in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed on its behalf as of the date first written above.

JAZZ TECHNOLOGIES, INC.
By:
Name:
Title:

TOWER SEMICONDUCTOR LTD.
By:
Name:
Title:

NEWPORT FAB, LLC
By:
Name:
Title:

JAZZ SEMICONDUCTOR, INC.
By:
Name:
Title:

[Signature page to Exchange Agreement]

PRINCIPAL GLOBAL OPPORTUNITIES SERIES PLC – PRINCIPAL SHORT DURATION HIGH YIELD

By:	Principal Global Investors, LLC,
a Delaware limited liability company,
its authorized signatory

By: __________________________________
Name:
Title:

By: __________________________________
Name:
Title:

PGI CIT GLOBAL CREDIT OPPORTUNITIES FUND

By:	Principal Global Investors, LLC,
a Delaware limited liability company,
its authorized signatory

By: __________________________________
Name:
Title:

By: __________________________________
Name:
Title:

PRINCIPAL GLOBAL CREDIT OPPORTUNITIES

By:	Principal Global Investors, LLC,
a Delaware limited liability company,
its authorized signatory

By: __________________________________
Name:
Title:

By: __________________________________
Name:
Title:

[Signature page to Exchange Agreement]

EXPERT INVESTOR SICAV-SIF – ASTRUM FIXED INCOME GLOBAL CREDIT OPPORTUNITIES FUND

By:	Principal Global Investors, LLC,
a Delaware limited liability company,
its authorized signatory

By: __________________________________
Name:
Title:

By: __________________________________
Name:
Title:

PRINCIPAL GLOBAL INVESTORS COLLECTIVE INVESTMENT TRUST – MULTI-SECTOR FIXED INCOME FUND

By:	Principal Global Investors, LLC,
a Delaware limited liability company,
its authorized signatory

By: __________________________________
Name:
Title:

By: __________________________________
Name:
Title:

PGI CIT GLOBAL OPPORTUNITIES SERIES PLC – GLOBAL CREDIT ALPHA FUND

By:	Principal Global Investors, LLC,
a Delaware limited liability company,
its authorized signatory

By: __________________________________
Name:
Title:

By: __________________________________
Name:
Title:

[Signature page to Exchange Agreement]

DAIWA PREMIUM TRUST – DAIWA/PRINCIPAL US SHORT DURATION HIGH YIELD BOND FUND

By:	Principal Global Investors, LLC,
a Delaware limited liability company,
its authorized signatory

By: __________________________________
Name:
Title:

By: __________________________________
Name:
Title:

IOWA JUDICIAL RETIREMENT SYSTEM

By:	Principal Global Investors, LLC,
a Delaware limited liability company,
its authorized signatory

By: __________________________________
Name:
Title:

By: __________________________________
Name:
Title:

MEIJER

By:	Principal Global Investors, LLC,
a Delaware limited liability company,
its authorized signatory

By: __________________________________
Name:
Title:

By: __________________________________
Name:
Title:

[Signature page to Exchange Agreement]

PAINTING INDUSTRY ANNUITY FUND

By:	Principal Global Investors, LLC,
a Delaware limited liability company,
its authorized signatory

By: __________________________________
Name:
Title:

By: __________________________________
Name:
Title:

PRINCIPAL FUNDS, INC. – BOND & MORTGAGE SECURITIES FUND

By:	Principal Global Investors, LLC,
a Delaware limited liability company,
its authorized signatory

By: __________________________________
Name:
Title:

By: __________________________________
Name:
Title:

PRINCIPAL GLOBAL INVESTORS FUND – HIGH YIELD FUND

By:	Principal Global Investors, LLC,
a Delaware limited liability company,
its authorized signatory

By: __________________________________
Name:
Title:

By: __________________________________
Name:
Title:

[Signature page to Exchange Agreement]

PRINCIPAL GLOBAL INVESTORS TRUST – HIGH YIELD FIXED INCOME FUND

By:	Principal Global Investors, LLC,
a Delaware limited liability company,
its authorized signatory

By: __________________________________
Name:
Title:

By: __________________________________
Name:
Title:

PRINCIPAL LIFE INSURANCE COMPANY ON BEHALF OF ONE OR MORE SEPARATE ACCOUNTS (PRINCIPAL LIFE INSURANCE COMPANY, DBA BOND & MORTGAGE SEPARATE ACCOUNT)

By:	Principal Global Investors, LLC,
a Delaware limited liability company,
its authorized signatory

By: __________________________________
Name:
Title:

By: __________________________________
Name:
Title:

PRINCIPAL LIFE INSURANCE COMPANY ON BEHALF OF ONE OR MORE SEPARATE ACCOUNTS (PRINCIPAL LIFE INSURANCE COMPANY, D/B/A PRINCIPAL LDI LONG DURATION SEPARATE ACCOUNT)

By:	Principal Global Investors, LLC,
a Delaware limited liability company,
its authorized signatory

By: __________________________________
Name:
Title:

By: __________________________________
Name:
Title:

[Signature page to Exchange Agreement]

PRINCIPAL VARIABLE CONTRACT FUNDS, INC. BALANCED

By:	Principal Global Investors, LLC,
a Delaware limited liability company,
its authorized signatory

By: __________________________________
Name:
Title:

By: __________________________________
Name:
Title:

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. – BOND & MORTGAGE SECURITIES ACCOUNT

By:	Principal Global Investors, LLC,
a Delaware limited liability company,
its authorized signatory

By: __________________________________
Name:
Title:

By: __________________________________
Name:
Title:

PRINCIPAL FUNDS, INC. – HIGH YIELD FUND

By: __________________________________
Name:
Title:

[Signature page to Exchange Agreement]

PUTNAM VARIABLE TRUST – PUTNAM VT HIGH YIELD FUND
PUTNAM HIGH YIELD TRUST
PUTNAM HIGH YIELD ADVANTAGE FUND
PUTNAM DYNAMIC ASSET ALLOCATION GROWTH FUND
PUTNAM DYNAMIC ASSET ALLOCATION BALANCED FUND
PUTNAM VARIABLE TRUST – PUTNAM VT GLOBAL ASSET ALLOCATION FUND
PUTNAM DYNAMIC ASSET ALLOCATION CONSERVATIVE FUND
PUTNAM CONVERTIBLE SECURITIES FUND
PUTNAM HIGH INCOME SECURITIES FUND
PUTNAM RETIREMENT INCOME FUND LIFESTYLE 3

Each by:
Putnam Investment Management, LLC

By: _________________________________________________ Name: Title:

A copy of the Agreement and Declaration of Trust of each above holder is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed on behalf of the trustees of such holder as trustees and not individually and that the obligations of or arising out of this Agreement are not binding on any of the trustees, officers or shareholders individually of such holder, but are binding only upon the trust property of such holder. Furthermore, notice is given that the trust property of any series of the series trust applicable to such holder, if applicable, is separate and distinct and that the obligations of or arising out of this Agreement are several and not joint or joint and several and are binding only on the trust property of such holder with respect to its obligations under this confirmation.

[Signature page to Exchange Agreement]

SEASONS SERIES TRUST (SUN AMERICA) – ASSET ALLOCATION: DIVERSIFIED GROWTH PORTFOLIO

By: Putnam Investment Management, LLC

By: _________________________________________________ Name: Title:

PUTNAM RETIREMENT ADVANTAGE GAA GROWTH PORTFOLIO
PUTNAM RETIREMENT ADVANTAGE GAA BALANCED PORTFOLIO

Each by:  Putnam Fiduciary Trust Company

By: _________________________________________________ Name: Title:

[Signature page to Exchange Agreement]

PUTNAM WORLD TRUST – PUTNAM GLOBAL HIGH YIELD BOND FUND
PUTNAM HIGH YIELD FIXED INCOME FUND, LLC
LGT MULTI MANAGER BOND HIGH YIELD (USD)
STICHTING BEWAARDER SYNTRUS ACHMEA GLOBAL HIGH YIELD POOL
STICHTING PENSIOENFONDS VOOR FYSIOTHERAPEUTEN
LGT MULTI MANAGER CONVERTIBLE BONDS PORTFOLIO

Each by:
The Putnam Advisory Company, LLC

By: _________________________________________________ Name: Title:

[Signature page to Exchange Agreement]

ROCKVIEW SHORT ALPHA FUND LTD.

By: ________________________________
Name:
Title:

ROCKVIEW TRADING LTD.

By: ________________________________
Name:
Title:

NORTHERN LIGHTS FUND TRUST – ALTEGRIS FIXED INCOME LONG SHORT FUND

By: ________________________________
Name:
Title:

BULWARKBAY CREDIT OPPORTUNITIES MASTER FUND LTD

By:  BulwarkBay Investment Group LLC, as its investment adviser

By: __________________________________
Name:  Joseph Canavan
Title: Chief Financial Officer

[Signature page to Exchange Agreement]

SCHEDULE A

GUARANTORS

Newport Fab, LLC, a Delaware limited liability company
Jazz Semiconductor, Inc., a Delaware corporation

EXHIBIT A

Schedule of Holders

Name of Holder	DTC Direction
Principal Global Opportunities Series Plc – Principal Short Duration High Yield
Existing Notes Principal Amount:  $1,125,000
New Notes Principal Amount:  $1,218,000
Exchange Note Cash Payment: $375
CUSIP:  Reg S
DTC Participant: Bank of New York
DTC #901
For Credit to Account #: 298118
Contact: Monique Brown
(718) 315-3546
monique.brown@bnymellon.com

PGI CIT Global Credit Opportunities Fund
Existing Notes Principal Amount:  $350,000
New Notes Principal Amount:  $379,000
Exchange Note Cash Payment: $50
CUSIP:  144A
DTC Participant: State Street
DTC #997
For Credit to Account #: AAHU
Contact: Melissa Curlanis
(617) 985-3289
CTMGBoston5@statestreet.com

Principal Global Credit Opportunities Fund
Existing Notes Principal Amount:  $560,000
New Notes Principal Amount:  $606,000
Exchange Note Cash Payment: $480
CUSIP:  144A
DTC Participant: State Street Sydney
DTC #997
For Credit to Account #: SDME
Contact: Renee Sainsbury-Bester
612 9323 7105
PGI-SSAL@statestreet.com

Expert Investor SICAB-SIF – Astrum Fixed Income Global Credit Opportunities Fund
Existing Notes Principal Amount:  $150,000
New Notes Principal Amount:  $162,000
Exchange Note Cash Payment:  $450
CUSIP:  144A
DTC Participant: Credit Suisse
DTC #10
For Credit to Account #: 9054842
Contact: Operations
352 26 20 26 43
Dlux.am@credit-suisse.com

Principal Global Investors Collective Investment Trust – Multi-Sector Fixed Income Fund
Existing Notes Principal Amount:  $66,000
New Notes Principal Amount:  $71,000
Exchange Note Cash Payment: $478
CUSIP:  144A
DTC Participant: State Street
DTC #997
For Credit to Account #: AAHU
Contact: Melissa Curlanis
(617) 985-3289
CTMGBoston5@statestreet.com

Principal Global Opportunities Series Plc – Global Credit Alpha Fund
Existing Notes Principal Amount:  $170,000
New Notes Principal Amount:  $184,000
Exchange Note Cash Payment:  $110
CUSIP:  144A
DTC Participant: Bank of New York
DTC #901
For Credit to Account #: 399783
Contact: Monique Brown
(718) 315-3546
monique.brown@bnymellon.com

Daiwa Premium Trust – Daiwa /Principal US Short Duration High Yield Fund
Existing Notes Principal Amount:  $55,000
New Notes Principal Amount:  $59,000
Exchange Note Cash Payment: $565
CUSIP:  144A
DTC Participant: Brown Brothers Harriman
DTC #10
For Credit to Account #: 2638021
Contact: Kevin Carnes
(617) 772-1084
team.pacific@bbh.com

Iowa Judicial Retirement System
Existing Notes Principal Amount:  $829
New Notes Principal Amount:  $0
Exchange Note Cash Payment: $898
CUSIP:  144A
DTC Participant: Bank of New York Mellon
DTC #954
For Credit to Account #: JR7F3000002
Contact: Tom Frankenberg
(412) 234-5457
PITIMSTEAM1@bnymellon.com

Meijer
Existing Notes Principal Amount:  $658
New Notes Principal Amount:  $0
Principal portion of Exchange Note Cash Payment: $713
CUSIP:  144A
DTC Participant: Wells Fargo
DTC #2027
For Credit to Account #: 5800422
Contact: Joan Jackson
(704) 590-0745
joan.a.jackson@wellsfargo.com

Painting Industry Annuity Fund
Existing Notes Principal Amount:  $35,829
New Notes Principal Amount:  $38,000
Principal portion of Exchange Note Cash Payment:  $803
CUSIP:  144A
DTC Participant: Wells Fargo
DTC #2027
For Credit to Account #: 9546001262
Contact: Joan Jackson
(704) 590-0745
joan.a.jackson@wellsfargo.com

Principal Funds, Inc. – Bond & Mortgage Securities Fund
Existing Notes Principal Amount:  $1,926,082
New Notes Principal Amount:  $2,085,000
Exchange Note Cash Payment: $947
CUSIP:  144A
DTC Participant: Bank of New York
DTC #901
For Credit to Account #: 394373
Contact: Monique Brown
(718) 315-3546
monique.brown@bnymellon.com

Principal Global Investors Fund – High Yield Fund
Existing Notes Principal Amount:  $413,145
New Notes Principal Amount:  $447,000
Exchange Note Cash Payment: $437
CUSIP:  Reg S
DTC Participant: Bank of New York
DTC #901
For Credit to Account #: 397775
Contact: Monique Brown
(718) 315-3546
monique.brown@bnymellon.com

Principal Global Investors Trust – High Yield Fixed Income Fund
Existing Notes Principal Amount:  $238,974
New Notes Principal Amount:  $258,000
Exchange Note Cash Payment: $809
CUSIP:  144A
DTC Participant: Bank of New York
DTC #901
For Credit to Account #: 394967
Contact: Monique Brown
(718) 315-3546
monique.brown@bnymellon.com

Principal Life Insurance Company on behalf of One or More Separate Accounts (Principal Life Insurance Company, DBA Bond & Mortgage Separate Account)
Existing Notes Principal Amount:  $3,823,480
New Notes Principal Amount:  $4,140,000
Exchange Note Cash Payment: $829
CUSIP:  144A
DTC Participant: State Street
DTC #997
For Credit to Account #: PRPJ
Contact: Melissa Curlanis
(617) 985-3289
CTMGBoston5@statestreet.com

Principal Life Insurance Company on Behalf of One or More Separate Accounts (Principal Life Insurance Company, d/b/a Principal LDI Long Duration Separate Account)
Existing Notes Principal Amount:  $146,829
New Notes Principal Amount:  $159,000
Exchange Note Cash Payment:  $16
CUSIP:  144A
DTC Participant: State Street
DTC #997
For Credit to Account #: PRIW
Contact: Melissa Curlanis
(617) 985-3289
CTMGBoston5@statestreet.com

Principal Variable Contract Funds, Inc. Balanced
Existing Notes Principal Amount:  $10,000
New Notes Principal Amount:  $10,000
Exchange Note Cash Payment: $830
CUSIP:  144A
DTC Participant: Bank of New York
DTC #901
For Credit to Account #: 294321
Contact: Monique Brown
(718) 315-3546
monique.brown@bnymellon.com

Principal Variable Contracts Funds, Inc. – Bond & Mortgage Securities Account
Existing Notes Principal Amount:  $212,461
New Notes Principal Amount:  $230,000
Exchange Note Cash Payment:  $96
CUSIP:  144A
DTC Participant: Bank of New York
DTC #901
For Credit to Account #: 294315
Contact: Monique Brown
(718) 315-3546
monique.brown@bnymellon.com

Principal Funds, Inc. – High Yield Fund
Existing Notes Principal Amount:  $21,517,713
New Notes Principal Amount:  $23,303,000
Exchange Note Cash Payment: $684
CUSIP:  144A
DTC Participant: Bank of New York
DTC #901
For Credit to Account #: 394959
Contact: Monique Brown
(718) 315-3546
monique.brown@bnymellon.com

Putnam Variable Trust – Putnam VT High Yield Fund
Existing Notes Principal Amount:  $517,000
New Notes Principal Amount:  $559,000
Exchange Note Cash Payment: $911
CUSIP:  144A
DTC Participant: State Street Bank
DTC #997
For Credit to Account #: 38MN
Contact: Robert Tulipani
(617) 760-0959
robert_j_tulipani@putnam.com

Putnam High Yield Trust
Existing Notes Principal Amount:  $1,803,000
New Notes Principal Amount:  $1,952,000
Exchange Note Cash Payment: $649
CUSIP:  144A
DTC Participant: State Street Bank
DTC #997
For Credit to Account #: 38PD
Contact: Robert Tulipani
(617) 760-0959
robert_j_tulipani@putnam.com

Putnam High Yield Advantage Fund
Existing Notes Principal Amount:  $717,000
New Notes Principal Amount:  $776,000
Exchange Note Cash Payment: $511
CUSIP:  144A
DTC Participant: State Street Bank
DTC #997
For Credit to Account #: 38MI
Contact: Robert Tulipani
(617) 760-0959
robert_j_tulipani@putnam.com

Seasons Series Trust (Sun America) – Asset Allocation: Diversified Growth Portfolio
Existing Notes Principal Amount:  $18,000
New Notes Principal Amount:  $19,000
Exchange Note Cash Payment: $494
CUSIP:  144A
DTC Participant: State Street Bank
DTC #997
For Credit to Account #: JUQA
Contact: Robert Tulipani
(617) 760-0959
robert_j_tulipani@putnam.com

Putnam Dynamic Asset Allocation Growth Fund
Existing Notes Principal Amount:  $133,000
New Notes Principal Amount:  $144,000
Exchange Note Cash Payment: $39
CUSIP: Rule 144A
DTC Participant: State Street Bank
DTC #997
For Credit to Account #: 38MX
Contact: Robert Tulipani
(617) 760-0959
robert_j_tulipani@putnam.com

Putnam Dynamic Asset Allocation Balanced Fund
Existing Notes Principal Amount:  $138,000
New Notes Principal Amount:  $149,000
Exchange Note Cash Payment: $454
CUSIP:  Rule 144A
DTC Participant: State Street Bank
DTC #997
For Credit to Account #: 38MY
Contact: Robert Tulipani
(617) 760-0959
robert_j_tulipani@putnam.com

Putnam Variable Trust – Putnam VT Global Asset Allocation Fund
Existing Notes Principal Amount:  $19,000
New Notes Principal Amount:  $20,000
Exchange Note Cash Payment: $577
CUSIP:  144A
DTC Participant: State Street Bank
DTC #997
For Credit to Account #: 38MO
Contact: Robert Tulipani
(617) 760-0959
robert_j_tulipani@putnam.com

Putnam Dynamic Asset Allocation Conservative Fund
Existing Notes Principal Amount:  $95,000
New Notes Principal Amount:  $102,000
Exchange Note Cash Payment: $885
CUSIP:  144A
DTC Participant: State Street Bank
DTC #997
For Credit to Account #: 38MZ
Contact: Robert Tulipani
(617) 760-0959
robert_j_tulipani@putnam.com

Putnam Convertible Securities Fund
Existing Notes Principal Amount:  $2,278,000
New Notes Principal Amount:  $2,467,000
Exchange Note Cash Payment: $74
CUSIP:  144A
DTC Participant: State Street Bank
DTC #997
For Credit to Account #: 38QG
Contact: Robert Tulipani
(617) 760-0959
robert_j_tulipani@putnam.com

Putnam High Income Securities Fund
Existing Notes Principal Amount:  $356,000
New Notes Principal Amount:  $385,000
Exchange Note Cash Payment: $548
CUSIP:  144A
DTC Participant: State Street Bank
DTC #997
For Credit to Account #: 38MU
Contact: Robert Tulipani
(617) 760-0959
robert_j_tulipani@putnam.com

Putnam Retirement Income Fund Lifestyle 3
Existing Notes Principal Amount:  $13,000
New Notes Principal Amount:  $14,000
Exchange Note Cash Payment: $79
CUSIP:  144A
DTC Participant: State Street Bank
DTC #997
For Credit to Account #: 38PL
Contact: Robert Tulipani
(617) 760-0959
robert_j_tulipani@putnam.com

Putnam Retirement Advantage GAA Growth Portfolio
Existing Notes Principal Amount:  $14,000
New Notes Principal Amount:  $15,000
Exchange Note Cash Payment: $162
CUSIP:  144A
DTC Participant: State Street Bank
DTC #997
For Credit to Account #: 38UD
Contact: Robert Tulipani
(617) 760-0959
robert_j_tulipani@putnam.com

Putnam Retirement Advantage GAA Balanced Portfolio
Existing Notes Principal Amount:  $14,000
New Notes Principal Amount:  $15,000
Exchange Note Cash Payment: $162
CUSIP:  144A
DTC Participant: State Street Bank
DTC #997
For Credit to Account #: 38UE
Contact: Robert Tulipani
(617) 760-0959
robert_j_tulipani@putnam.com

Putnam World Trust – Putnam Global High Yield Bond Fund
Existing Notes Principal Amount:  $414,000
New Notes Principal Amount:  $448,000
Exchange Note Cash Payment: $362
CUSIP:  144A
DTC Participant: State Street Bank
DTC #997
For Credit to Account #: PWTI
Contact: Robert Tulipani
(617) 760-0959
robert_j_tulipani@putnam.com

Putnam High Yield Fixed Income Fund, LLC
Existing Notes Principal Amount:  $10,000
New Notes Principal Amount:  $10,000
Exchange Note Cash Payment: $830
CUSIP:  144A
DTC Participant: State Street Bank
DTC #997
For Credit to Account #: 38S4
Contact: Robert Tulipani
(617) 760-0959
robert_j_tulipani@putnam.com

LGT Multi Manager Bond High Yield (USD)
Existing Notes Principal Amount:  $114,000
New Notes Principal Amount:  $123,000
Exchange Note Cash Payment: $462
CUSIP:  144A
DTC Participant: Brown Brothers Harriman & Co.
DTC #010
For Credit to Account #: 010 4945317
Contact: Robert Tulipani
(617) 760-0959
robert_j_tulipani@putnam.com

Stichting Bewaarder Syntrus Achmea Global High Yield Pool
Existing Notes Principal Amount:  $367,000
New Notes Principal Amount:  $397,000
Exchange Note Cash Payment: $461
CUSIP:  144A
DTC Participant: Bank of New York Mellon
DTC #954
For Credit to Account #: 954 TTWFZ002002
Contact: Robert Tulipani
(617) 760-0959
robert_j_tulipani@putnam.com

Stichting Pensioenfonds Voor Fysiotherapeuten
Existing Notes Principal Amount:  $100,000
New Notes Principal Amount:  $108,000
Exchange Note Cash Payment: $300
CUSIP:  144A
DTC Participant: Bank of New York Mellon
DTC #954
For Credit to Account #: 954 TTWFZ003002
Contact: Robert Tulipani
(617) 760-0959
robert_j_tulipani@putnam.com

LGT Multi Manager Convertible Bonds Portfolio
Existing Notes Principal Amount:  $760,000
New Notes Principal Amount:  $823,000
Exchange Note Cash Payment: $80
CUSIP:  144A
DTC Participant: Brown Brothers Harriman & Co.
DTC #010
For Credit to Account #: 010 0230-60472S1
Contact: Robert Tulipani
(617) 760-0959
robert_j_tulipani@putnam.com

RockView Short Alpha Fund Ltd.
Existing Notes Principal Amount:  $125,000
New Notes Principal Amount:  $135,000
Exchange Note Cash Payment: $375
CUSIP:  144A
DTC Participant: JPMorgan Chase
DTC #352
For Credit to Account #: 102-36192
Contact: Alan Bluestine
(203) 388-4920
alanb@rvcap.com

RockView Trading Ltd.
Existing Notes Principal Amount:  $251,000
New Notes Principal Amount:  $271,000
Exchange Note Cash Payment: $833
CUSIP:  144A
DTC Participant: JPMorgan Chase
DTC # 352
For Credit to Account #: 102-31112
Contact: Alan Bluestine
(203) 388-4920
alanb@rvcap.com

Northern Lights Fund Trust – Altegris Fixed Income Long Short Fund
Existing Notes Principal Amount:  $500,000
New Notes Principal Amount:  $541,000
Exchange Note Cash Payment: $500
CUSIP:  144A
DTC Participant: JPMorgan Chase
DTC # 902
For Credit to Account #: P18855
Contact: Alan Bluestine
(203) 388-4920
alanb@rvcap.com

BulwarkBay Credit Opportunities Master Fund Ltd
Existing Notes Principal Amount:  $5,065,000
New Notes Principal Amount:  $5,485,000
Exchange Note Cash Payment: $395
CUSIP:  144A
DTC Participant: Goldman Sachs &Co.
DTC #0005
For Credit to Account #: 002484012
BulwarkBay Credit Opportunities Master Fund Ltd
Contact: Joe Canavan
(617) 904-9883
jcanavan@bulwarkbay.com
operations@bulwarkbay.com

EXHIBIT B

Form of Indenture

EXHIBIT C

Form of Company Registration Rights Agreement

EXHIBIT D

Form of Tower Registration Rights Agreement

EXHIBIT E

Form of Opinion of Eilenberg & Krause LLP

EXHIBIT F

Form of Opinion of Yigal Arnon & Co.

EXHIBIT G

Form of Opinion of Acting Chief Legal Officer of Jazz Technologies, Inc.